                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):        June 7, 1999

                           RURAL CELLULAR CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)

                                    MINNESOTA
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            0-27416                                     41-1693295
--------------------------------------------------------------------------------
    (Commission File Number)                  (IRS Employer Identification No.)

3905 DAKOTA STREET S.W., ALEXANDRIA, MINNESOTA                 56308
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                 (Zip Code)

    Registrant's Telephone Number, Including Area Code         (320) 762-2000
                                                         -----------------------


--------------------------------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

Item 2. Acquisition or Disposition of Assets.

Rural Cellular Corporation ("RCC"), effective June 7, 1999, converted $12.5 million of inter-company debt with Wireless Alliance, LLC ("Wireless Alliance") into equity. This conversion increases Rural Cellular Corporation's capital contribution to Wireless Alliance from $9.9 million to $22.4 million, thereby increasing its ownership in Wireless Alliance from 51% to 70%.

Wireless Alliance is a joint venture formed in 1996 by Rural Cellular Corporation and an affiliate of Aerial Communications, Inc. It primarily markets PCS digital wireless services under the UNICEL-Registered Trademark-trade name in Fargo and Grand Forks, North Dakota; Moorhead and Duluth, Minnesota; Virginia and Hibbing, Minnesota; Sioux Falls, South Dakota, and Superior, Wisconsin.

The $12.5 million inter-company debt, which was funded through RCC's internally generated cash flows, reflected advances made by RCC to Wireless Alliance during 1997 and 1998 for the purpose of completing the construction of the PCS digital wireless network.

Item 7. Financial Statements and Exhibits.

        (a)     Financial Statements

                Pursuant to 210.3-05 of Regulation S-X, Financial Statements need not be presented once operating results of the acquired business have been reflected in the audited consolidated financial statements of the registrant for a complete fiscal year.

                Wireless Alliance's operating results were fully incorporated into RCC's audited consolidated financial statements for fiscal 1998.

        (b)     Pro Forma Financial Information

                Unaudited Pro Forma Condensed Consolidated Statement of
                Operations for the year ended December 31, 1998                          PF-1

                Unaudited Pro Forma Condensed Consolidated Statement of
                Operations for the three months ended March 31, 1999                     PF-2

                Unaudited Pro Forma Condensed Consolidated Balance Sheet as of
                March 31, 1999                                                           PF-3

                Notes to Unaudited Pro Forma Consolidated Financial Statements           PF-4


        (c)     Exhibits

                        99.1    Press release dated June 10, 1999

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          RURAL CELLULAR CORPORATION


                                          /s/ Richard P. Ekstrand
                                          -------------------------------------
                                          RICHARD P. EKSTRAND
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Date: June 18, 1999

                   RURAL CELLULAR CORPORATION AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                      COMPANY         PRO FORMA               PRO FORMA AS
                                                    HISTORICAL       ADJUSTMENTS                ADJUSTED
                                                    ----------       -----------              ------------
REVENUES:
   Service ............................................  $75,633             -                    $75,633
   Roamer .............................................   20,199             -                     20,199
   Equipment ..........................................    2,700             -                      2,700
                                                        --------       --------                  --------
     Total revenues....................................   98,532             -                     98,532
                                                        --------       --------                  --------
OPERATING EXPENSES:
   Network costs.......................................   18,877             -                     18,877
   Cost of equipment sales.............................    5,968             -                      5,968
   Selling, general and administrative.................   39,156             -                     39,156
   Depreciation and amortization.......................   26,532             -                     26,532
                                                        --------       --------                  --------
     Total operating expenses..........................   90,533             -                     90,533
                                                        --------       --------                  --------
OPERATING INCOME ......................................    7,999             -                      7,999
                                                        --------       --------                  --------
OTHER INCOME (EXPENSE):
   Interest expense....................................  (19,060)            -                    (19,060)
   Interest and dividend income........................    1,461             -                      1,461
   Equity in earnings (losses) of
     unconsolidated affiliates.........................     (535)            -                       (535)
    Minority interest..................................    4,553        (2,083)     (a)             2,470
                                                        --------       --------                  --------
     Other income (expense), net.......................  (13,581)       (2,083)     (a)           (15,664)
                                                        --------       --------                  --------
LOSS BEFORE INCOME TAX AND EXTRAORDINARY ITEM..........   (5,582)       (2,083)     (a)            (7,665)
                                                        --------       --------                  --------
INCOME TAX PROVISION...................................      -               -                        -
                                                        --------       --------                  --------
NET LOSS BEFORE EXTRAORDINARY ITEM.....................   (5,582)       (2,083)     (a)            (7,665)
EXTRAORDINARY ITEM - EARLY EXTINGUISHMENT OF
     DEBT..............................................   (1,042)            -                     (1,042)
                                                        --------       --------                  --------
NET LOSS...............................................   (6,624)       (2,083)     (a)            (8,707)

PREFERRED STOCK DIVIDEND...............................   (9,090)            -                     (9,090)
                                                        --------       --------                  --------
NET LOSS APPLICABLE TO COMMON SHARES................... $(15,714)       (2,083)     (a)          $(17,797)
                                                        --------       --------                  --------
                                                        --------       --------                  --------
NET LOSS PER BASIC AND DILUTED  COMMON SHARE...........  $(1.76)                                  $(2.00)
                                                        --------       --------                  --------
                                                        --------       --------                  --------
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING,
     BASIC AND DILUTED.................................    8,916                                    8,916
                                                        --------       --------                  --------
                                                        --------       --------                  --------


          The accompanying note is an integral part of this statement.

                   RURAL CELLULAR CORPORATION AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE QUARTER ENDED MARCH 31, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                        COMPANY         PRO FORMA              PRO FORMA AS
                                                       HISTORICAL       ADJUSTMENTS               ADJUSTED
                                                       ----------       -----------            -------------
REVENUES:
   Service ............................................    $23,642            -                     $23,642
   Roamer .............................................      7,251            -                       7,251
   Equipment ..........................................      1,272            -                       1,272
                                                           -------        -------                   -------
     Total revenues....................................     32,165            -                      32,165
                                                           -------        -------                   -------
OPERATING EXPENSES:

   Network costs.......................................      4,844            -                       4,844
   Cost of equipment sales.............................      2,122            -                       2,122
   Selling, general and administrative.................     11,753            -                      11,753
   Depreciation and amortization.......................      9,726            -                       9,726
                                                           -------        -------                   -------
     Total operating expenses..........................     28,445            -                      28,445
                                                           -------        -------                   -------
OPERATING INCOME ......................................      3,720            -                       3,720
                                                           -------        -------                   -------
OTHER INCOME (EXPENSE):
   Interest expense....................................     (6,718)           -                      (6,718)
   Interest and dividend income........................        146            -                         146
   Equity in earnings (losses) of unconsolidated
     affiliates........................................         (1)           -                          (1)
    Minority interest..................................      1,332         (605)     (a)                727
                                                           -------        -------                   -------
     Other income (expense), net.......................     (5,241)        (605)     (a)             (5,846)
                                                           -------        -------                   -------
LOSS BEFORE INCOME TAX AND EXTRAORDINARY ITEM..........     (1,521)        (605)     (a)             (2,126)
INCOME TAX PROVISION...................................         34                                       34
                                                           -------        -------                   -------
NET LOSS BEFORE EXTRAORDINARY ITEM.....................     (1,555)        (605)     (a)             (2,160)
                                                           -------        -------                   -------
EXTRAORDINARY ITEM - EARLY EXTINGUISHMENT OF DEBT......          -                                        -
                                                           -------        -------                   -------
NET LOSS...............................................     (1,555)        (605)     (a)             (2,160)
PREFERRED STOCK DIVIDEND...............................     (3,813)           -                      (3,813)
                                                           -------        -------                   -------
NET LOSS APPLICABLE TO COMMON SHARES...................    $(5,368)       $(605)     (a)            $(5,973)
                                                           -------        -------                   -------
                                                           -------        -------                   -------
NET LOSS PER BASIC AND DILUTED  COMMON SHARE...........    $ (0.60)                                   $(.67)
                                                           -------                                  -------
                                                           -------                                  -------
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING,
     BASIC AND DILUTED.................................      9,006                                    9,006
                                                           -------                                  -------
                                                           -------                                  -------

          The accompanying note is an integral part of this statement.

                   RURAL CELLULAR CORPORATION AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1999
                                 (IN THOUSANDS)

                                     ASSETS
                                                                         COMPANY       PRO FORMA           PROFORMA AS
                                                                       HISTORICAL     ADJUSTMENTS           ADJUSTED
                                                                     ------------     -----------          ------------
CURRENT ASSETS:
   Cash...........................................................   $    3,291                  -         $    3,291
   Accounts receivable, less allowance of $818....................       13,257                  -             13,257
   Inventories....................................................        1,664                  -              1,664
   Other current assets...........................................          818                  -                818
                                                                     ----------                            ----------
     Total current assets.........................................       19,030                  -             19,030
                                                                     ----------                            ----------
PROPERTY AND EQUIPMENT, less accumulated depreciation of $48,720 .      132,518                  -            132,518
                                                                     ----------                            ----------
LICENSES AND OTHER ASSETS:
   Licenses and other intangible assets, less accumulated
     amortization of  $10,960.....................................      317,837                  -            317,837
   Deferred debt issuance costs, less accumulated amortization of
     $831 ........................................................       11,547                  -             11,547
   Other assets...................................................        8,045                  -              8,045
                                                                     ----------                            ----------
     Total licenses and other assets..............................      337,429                  -            337,429
                                                                     ----------                            ----------
                                                                       $488,977                  -           $488,977
                                                                     ----------                            ----------
                                                                     ----------                            ----------
                      LIABILITIES AND SHAREHOLDERS' EQUITY
                                                                        COMPANY       PRO FORMA            PROFORMA AS
                                                                      HISTORICAL     ADJUSTMENTS            ADJUSTED
                                                                      ----------     -----------           -----------
CURRENT LIABILITIES:
   Accounts payable...............................................    $   8,943                  -          $   8,943
   Advance billings and customer deposits.........................        3,320                  -              3,320
   Accrued interest...............................................        6,482                  -              6,482
   Dividends payable..............................................        1,933                  -              1,933
   Other accrued expenses.........................................        3,932                  -              3,932
                                                                      ---------                             ---------
     Total current liabilities....................................       24,610                  -             24,610
LONG-TERM DEBT....................................................      313,828                  -            313,828
                                                                      ---------                             ---------
     Total liabilities............................................      338,438                  -            338,438

MINORITY INTEREST.................................................          330                605  (a)           935
EXCHANGEABLE PREFERRED STOCK......................................      135,942                  -            135,942
SHAREHOLDERS' EQUITY:

   Class A common stock; $.01 par value; 15,000 shares                       78                  -                 78
     authorized; 7,822  shares issued and outstanding.............
   Class B common stock; $.01 par value; 5,000 shares authorized;            12                  -                 12
     1,199  shares issued and outstanding.........................
   Additional paid-in capital.....................................       36,063                  -             36,063
   Accumulated deficit............................................      (21,886)             (605)  (a)       (22,491)
                                                                      ---------                             ---------
     Total shareholders' equity...................................       14,267              (605)  (a)        13,662
                                                                      ---------                             ---------
                                                                       $488,977                  -           $488,977
                                                                      ---------                             ---------
                                                                      ---------                             ---------


        The accompanying note is an integral part of this balance sheet.

                   RURAL CELLULAR CORPORATION AND SUBSIDIARIES
       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA
                                 (IN THOUSANDS)

For purposes of determining the pro forma effect of the transactions described in the previous pages on the Company's unaudited pro forma condensed consolidated financial data for the three months ended March 31, 1999 and for the year ended December 31, 1998 the following adjustment has been made:

(a) Represents the decrease of the minority partner's absorption of Wireless Alliance losses resulting from RCC increasing its ownership in the Wireless Alliance from 51% to 70%.